SUPPLEMENT DATED MARCH 18, 2013
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 27, 2012

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

This Supplement hereby supersedes the Fund’s Supplement to the Prospectus dated January 18, 2013.  Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

The following Paragraph is added to the Additional Risk Factors sub-section located within the Principal Risks section of the Fund’s Prospectus.

I.           Quantitative Model Risk

The Fund may use quantitative methods to select investments.  Securities or other investments selected by a Sub-Adviser using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  Any errors or imperfections in a Sub-Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the Sub-Adviser’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.

The following Paragraphs are added to the Fund’s Prospectus and Statement of Additional Information.

I.           Addition of Sub-Advisers

Effective April 1, 2013, the Adviser has entered into a sub-advisory agreement with Santa Fe Partners LLC (“Santa Fe”) to manage a portion of the Fund's assets using Relative Value – Equity (Market Neutral – Quantitative) strategies.  The Adviser intends to allocate a portion of the Fund’s assets to be managed by Santa Fe.  Santa Fe is located at 1512 Pacheco Street, Suite D202, Santa Fe, NM 87505.

Effective April 1, 2013, the Adviser has entered into a sub-advisory agreement with Peak 6 Advisors LLC (“Peak6”) to manage a portion of the Fund's assets using Relative Value – Equity (Market Neutral – Fundamental/Trading) strategies.  The Adviser intends to allocate a portion of the Fund’s assets to be managed by Peak6.  Peak6 is located at 141 W. Jackson Boulevard, Suite 500, Chicago, IL 60604.

II.           Change in Investment Committee

Effective January 2013, the membership of the Adviser’s Investment Committee has been updated and is comprised of four members (instead of five):  Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

III.           Change in Minimum Investment Amounts

Effective April 1, 2013, the minimum initial investment for Class I Shares is $1,000.  The minimum initial investment for Class I Shares purchased by retirement accounts (such as IRAs) is $500.  Subsequent investments in Class I Shares must be made in amounts of $500 or more.

IV.           Addition of Advisory Fee Breakpoints

Effective April 1, 2013, under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate that declines on additional assets as the Fund grows, as follows:  1.85% of the first $1 billion of average annual net assets of the Fund, 1.65% of the next $1 billion and 1.50 % of average annual net assets over $2 billion.